Exhibit 10.3

Kyndryl Holdings, Inc.

Restricted Stock Units Equity Award Agreement

Plan	Amended and Restated Kyndryl 2021 Long-Term Performance Plan (the “Plan”)
Award Type	[Restricted Stock Units, Cash-Settled Restricted Stock Units] (the “RSUs”)
Purpose	The purpose of this Award is to reward and retain your services. You recognize that this Award represents a potentially significant benefit to you and is awarded for the purpose stated here.
Capitalized terms not specifically defined in this Equity Award Agreement (this “Agreement”) have the meanings given to them in the Plan.
Awarded to Employee ID Home Country	[Participant Name]

Award Agreement

This Agreement, including the Terms and Conditions of Your Award attached hereto that form part of this Agreement, together with the Plan, under which this award of RSUs (this “Award”) is granted and which is incorporated herein by reference, constitute the entire agreement between you and Kyndryl Holdings, Inc. (“Kyndryl”) and its subsidiaries (including subsidiaries of subsidiaries and partnerships and other business ventures in which Kyndryl has a controlling equity interest) (together, the “Company”) with respect to this Award. You acknowledge and agree the Plan is available on Fidelity.

Grant	Date [Grant Date]
Grant Price [Grant Date FMV]
Number of Units Granted [Number of Shares]
Vesting	This Award vests as set forth below, subject to your continued employment with the Company through the applicable Vesting Date(s) and the terms and conditions of this Agreement.
	Date	Units
[VestDate_1]
[VestDate_2]
[VestDate_3]
[VestDate_4]

Payout of Award

Subject to the terms and conditions of the Plan, this Agreement, and applicable law, promptly following each “Vesting Date” indicated above, the Company shall either (1) deliver to you a number of shares of Common Stock equal to the number of the RSUs vesting on such Vesting Date, or (2) make a cash payment to you equal to the Fair Market Value on the Vesting Date multiplied by the number of RSUs vesting on such Vesting Date, in each case net of applicable tax withholding. Payment in shares is not applicable in countries in which the Company has determined that this Award will be deemed to be paid in cash, in which case, payment will only be made in cash as described in the immediately preceding sentence.

Accept Your Award

This Award is considered valid when you accept it. By accepting this Award, you acknowledge having received and read this Agreement and the Plan and you agree to be bound by, and agree that this Award is subject in all respects to, the terms of the Plan and this Agreement (including those provisions relating to cancellation, rescission, clawback and recoupment of Awards, jurisdiction and/or local laws and governing law) and you agree not to hedge the economic risk of this Award or any previously-granted outstanding awards from Kyndryl, which includes entering into any derivative transaction on Kyndryl securities (e.g., any short sale, put, swap, forward, option, collar, etc.). This Award may be cancelled unless you accept within 90 days of receipt.

Kyndryl Holdings, Inc.

Restricted Stock Units Equity Award Agreement

Terms and Conditions of Your Award

Pursuant to the Plan, Kyndryl has granted you this Award as described in this Agreement on the terms and conditions set forth herein (including the cover page hereto). This Award is also subject to the terms and conditions of the Plan.

As an Award recipient, you can see a personalized summary of all your outstanding equity awards at Kyndryl’s Fidelity NetBenefits website. This site contains other information about long-term incentive awards, including copies of the prospectus and the governing Plan document. If you have additional questions and you are based in the U.S., you can contact Fidelity at 800-544-9354, from 5:00 p.m. Sunday through 12:00 a.m. Friday Eastern time. Outside of the U.S. you can use the Fidelity Guide to choose the local Fidelity number for your country.

1.	DEFINITION OF TERMS

Capitalized terms not specifically defined in this Agreement have the meanings given to them in the Plan (as incorporated herein by reference solely for purposes of this Agreement).

2.	NATURE OF GRANT

In accepting the grant, you acknowledge, understand and agree to all of the following:

a.

the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company in accordance with its terms for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law;

b.	you are voluntarily participating in the Plan;
c.

the grant of this Award is voluntary and a one-time benefit and does not create any contractual or other right to receive future grants (whether on the same or different terms), or benefits in lieu of Awards, even if an Award has been granted in the past;

d.

all decisions with respect to future grants, if any, will be at the discretion of the Committee, including, but not limited to, the form and timing of the grant, the number of units subject to the grant, and the vesting provisions applicable to the grant;

e.

the grant and your participation in the Plan shall not create a right to employment or be interpreted as forming an employment or services contract with the Company and shall not interfere with the ability of the Company to terminate your employment or service relationship;

f.	shares (or cash) will be issued to you only if the vesting conditions are met and any necessary services are rendered by you over the vesting period;
g.	the RSUs and any shares (or cash) delivered in respect of the RSUs are not intended to replace any pension rights or compensation, if applicable;
h.

the RSUs and any shares (or cash) delivered in respect of the RSUs, and the income and value thereof, are an extraordinary item of compensation outside the scope of your employment or services (and employment or services contract, if any) and is not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

i.	the future value of the shares underlying the RSUs is unknown, indeterminable and cannot be predicted with certainty;
j.	no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from your ceasing to be employed or otherwise providing services to the Company;
k.

unless otherwise provided herein, in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any similar benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and

l.

if you reside or are employed outside of the United States, you acknowledge and agree that the Company shall not be liable for any exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any shares acquired upon settlement.

3.	NON-SOLICITATION
a.

In consideration of this Award, you agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly, or in any capacity on your behalf or on behalf of any other individual, firm, association, partnership, corporation, or other business entity, (i) hire, solicit, or make an offer to; or (ii) attempt to or participate or assist in any effort to hire, solicit, or make an offer to any Restricted Employee to be employed or to perform services outside of the Company. For the purposes of this Paragraph, a “Restricted Employee” is any person that you were directly or indirectly involved with, or exposed to confidential information about, as part of your job responsibilities during the last 12-months of your employment (x) who is an employee of the Company at the time of any conduct by you referenced in the preceding sentence, or (y) who was an employee of the Company at any time in 12-month period immediately preceding any conduct by you referenced in the preceding sentence.

b.

You also agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly, or in any capacity on your behalf or on behalf of any other individual, firm, association, partnership, corporation or other business entity (i) solicit, for business purposes, any Restricted Customer; (ii) induce or attempt to induce any Restricted Customer to reduce, eliminate, or terminate its business with the Company; or (iii) divert or attempt to divert any business from a Restricted Customer to any entity that engages in, or owns or controls an interest in any entity that engages in, competition with any business unit or division of the Company in which you worked at any time during the three-year period prior to the termination of your employment with the Company. For the purposes of this Paragraph, “Restricted Customer” means any actual or prospective customer of the Company that you were directly or indirectly involved with, or exposed to confidential information about, as part of your job responsibilities during the last 12 months of your employment with the Company. The term “Restricted Customer” shall not include any customer with whom you had a pre-existing relationship prior to becoming employed by the Company.

c.

By accepting this Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

The above non-solicitation provisions do not apply to you if your home country is in Latin America, specifically: Argentina, Bolivia, Brazil, Chile, Columbia, Costa Rica, Ecuador, Mexico, Paraguay, Peru, Uruguay, and Venezuela, or where explicitly stated otherwise in this Agreement.

4.	CANCELLATION AND RESCISSION OF AWARDS/CLAWBACK
a.

You understand that the Company may cancel, modify, rescind, suspend, clawback, recoup, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, and all applicable laws, including, but not limited to Section 10D of the Securities Exchange Act of 1934, as amended and any rules promulgated thereunder and any other regulatory regimes.  Further, all awards granted under the Plan, including this Award, are subject to all clawback policies that the Company maintains, adopts or is required to adopt pursuant to listing standards of any national securities exchange or association on which the Company’s securities are listed or any applicable law. You acknowledge and agree to abide by the terms of the Company’s Financial Restatement Clawback Policy, as in effect from time to time and all other clawback policies of the Company, including, without limitation, by returning any Erroneously Awarded Compensation (as defined in the Financial Restatement Policy) to the Company to the extent required by, and in a manner consistent with, the Financial Restatement Policy, regardless of whether you received such Erroneously Awarded Compensation under the Plan or any other plan of the Company or any of its affiliates.

b.

All determinations regarding enforcement, waiver or modification of the cancellation, rescission, clawback, recoupment and other provisions of the Plan and this Agreement (including the provisions relating to termination of employment, death and Disability) shall be made in the Committee’s sole discretion. Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

c.

You agree that the provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture of this Award is the penalty for violation. Engaging in Detrimental Activity during employment or after your employment relationship has ended may result in cancellation, rescission, clawback or recoupment of this Award and all other awards granted to you under the Plan; provided, however, that cancellation, rescission, clawback or recoupment due to Detrimental Activity solely as it relates to rendering competitive services after your employment relationship shall only be applicable to services rendered within one year following the termination of your employment.

d.

The cancellation, rescission, clawback and recoupment provisions of the Plan may be triggered by your acceptance of an offer to Engage in or Associate with any business that is or becomes competitive with the Company, or your engagement in competitive activities for one year after your employment relationship with the Company has ended if: (i) on or prior to the date of grant stated in this Agreement you have entered into a Noncompetition Agreement with the Company or an affiliate (including, for this purpose, with International Business Machines Corporation (IBM) or an IBM affiliate prior to the Spin-Off), as applicable; or (ii) this Award is a Retention Restricted Stock Unit Award.

e.

For the avoidance of doubt: (a) all other cancellation, rescission and clawback provisions of the Amended Plan will apply to all Awards if after your employment relationship has ended with the Company but during the clawback period you engage in any Detrimental Activity described in Section 13(a) (excluding Section 13(a)(i)) of the Amended Plan; and (b) the cancellation, rescission and clawback provisions of the Amended Plan will apply to all Awards if during your employment with the Company you engage in any Detrimental Activity, including competitive activities, described in Section 13(a) of the Amended Plan.

5.	GOVERNING LAW, EXPENSES AND ADMINISTRATION

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules. Any dispute arising under or relating to the Plan and each Award Agreement shall be resolved by final and binding arbitration administered by JAMS in New York, New York pursuant to its applicable rules and governed by the Federal Arbitration Act (FAA). You consent to the jurisdiction of the state and federal courts located in New York County or Westchester County, New York for purposes of enforcing any such arbitration award and irrevocably waive any objection to the venue of any such proceeding, including any objection that such proceeding has been brought in an inconvenient forum.

If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company brings an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collection, including reasonable attorneys’ fees and arbitration fees.

If the vendor engaged to administer the Plan changes, you consent to moving all of the Common Stock and Awards you have received under the Plan that is in an account with such vendor (including unvested and previously vested Common Stock and Awards), to the new vendor engaged to administer the Plan. Such consent will remain in effect unless and until revoked in writing by you.

6.	DATA PRIVACY, ELECTRONIC DELIVERY, ELECTRONIC SIGNATURE

By accepting this Award, you agree that data, including your personal data, necessary to administer this Award may be exchanged among the Company as necessary, and with any vendor engaged by the Company to administer this Award, subject to and for the purposes of implementing this Agreement; you also consent to receiving information and materials in connection with this Award or any subsequent awards under the Plan or any other Company plan, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now or in the future (including without limitation by e-mail, by vendor Website access or by facsimile), such consent to remain in effect unless and until revoked in writing by you.

a.

By participating in the Plan or accepting any rights granted under it, you consent to and authorize the collection, processing and transfer by the Company of personal data relating to you by the Company for the purposes of fulfilling its obligations and exercising its rights under the Plan, statements and communications relating to the Plan and generally administering and managing the Plan, including keeping records of analysis of and reporting on participation levels and other information about the Plan from time to time. Any such processing shall be in accordance with the purposes and provisions of this data privacy provision. Such consent will remain in effect unless and until revoked in writing by you.

This includes the following categories of data (“Data”):

i.	Data already held in the Company’s records for you such as your name and address, employee number, payroll number (if applicable), service dates and whether you work full-time or part-time;
ii.	Data collected upon you accepting the rights granted under Plan (if applicable); and
iii.

Data subsequently collected by the Company in relation to your continued participation in the Plan, for example, data about Common Stock offered or received, purchased or sold under the Plan from time to time and other appropriate financial and other data about you and your participation in the Plan (e.g., the date on which shares were granted, your Termination of Employment and the reasons of Termination of Employment or retirement).

b.

You expressly consent to the transfer of personal data about you as described in paragraph (a) above by the Company. Data may be transferred not only within the country in which you are based or within the EU or the European Economic Area (“EEA”), but also worldwide, to other employees and officers of the Company and to the following third parties for the purposes described in paragraph (a) above:

i.	Plan administrators, auditors, brokers, suppliers, agents and contractors of, and third party service providers, vendor Website Access and facsimile to, the Company;
ii.	Regulators, tax authorities, stock or security exchanges and other supervisory, regulatory, governmental or public bodies as required by law or otherwise deemed necessary by the Company;

iii.	Other third parties to whom the Company may need to communicate/transfer the data in connection with the administration of the Plan, under a duty of confidentiality to the Company;
iv.	Your family members, heirs, legatees and others associated with you in connection with the Plan; and
v.	Any vendor engaged by the Company to administer this Award.

The Company has internal policies to ensure an equivalent level of protection is in place across the Company’s worldwide organization.

You have the right to be informed whether the Company holds personal data about you and, to the extent the Company does so, to have access to those personal data at no charge and require the Company to correct the data if it is inaccurate and to request the erasure, request the restriction of processing or object to the processing and withdraw your consent. You are entitled to all the other rights provided by application data privacy law, including those detailed in any applicable documentation or guidelines provided to you by the Company in the past. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan (and may result in the forfeiture of unvested Awards).

You agree that data, including your personal data, necessary to administer this Award may be exchanged among the Company as necessary (including transferring such data out of the country of origin both in and out of the EEA), and with any vendor engaged by the Company to administer this Award.

7.	Termination of Employment including Death, AND Disability, and Leave of Absence
a.	Termination of Employment

In the event you experience a termination of employment (other than on the account of death or Disability), all the RSUs that are unvested as of the date of your termination of employment, and any relating rights thereto, under this Award shall be canceled and forfeited, with no further amount payable thereunder.

However, under the Executive Severance Plan and Executive Retirement Policy, if your employment terminates (other than for Cause) you may be eligible for continued RSU vesting (excludes RRSU) upon your retirement from the Company. You must meet the following retirement conditions: (i) you have attained age 55; (ii) you have completed 10 years of service with the Company (including, for this purpose, service with IBM for individuals whose employment was transferred from IBM to the Company in connection with the Spin-Off); (iii) you have completed at least one year of active service with the Company measured from the RSU date of grant (as set forth in this Agreement) unless the Committee approves an earlier separation; (iv) you have provided at least six months’ written notice of your retirement to the Vice President of HR for your business unit (which period may be waived or shortened if acknowledged in writing by a person authorized by the Company for this purpose); (v) you do not voluntarily terminate employment prior to the retirement date agreed upon with the Company; (vi) your employment is not terminated for Cause; (vii) you sign and do not revoke a retirement agreement and general release that will include, among other things, a release of any and all claims that you may have against the Company, and any of its employees, directors, or agents; confidentiality and trade secret commitments; and (viii) you comply with all restrictive covenants, including non-solicitation and non-competition, to which you are bound.

Please be advised that if you are subject to US tax withholding and opt for continued vesting of your RSUs post-retirement, you will need to remit payment to Kyndryl for the full amount of the applicable Social Security, Disability, and Medicare (FICA) taxes paid by Kyndryl on your behalf to the US Internal Revenue Service for all future RSU vests. A FICA repayment letter will be sent to you shortly after your retirement.

b.	Death or Disability

In the event you experience a termination of employment due to death or Disability, all the RSUs that are unvested as of the date of your termination of employment shall vest immediately upon your termination of employment and the Vesting Date shall be the date of your termination of employment. For purposes of this Agreement, “Disability” means that you are deemed by the Company to be disabled and eligible for benefits under the terms of the Kyndryl Long Term Disability Plan (or any successor plan or similar plan of the Company). For the avoidance of doubt, this provision is only applicable with respect to the treatment of the RSUs following a termination due to Disability and not during any continued period of employment.

c.	Leave of Absence

In the event you are on a management approved leave of absence, any of the RSUs that are unvested shall continue to vest during such approved leave of absence as if you were an active employee of the Company, subject to the terms of this Agreement. For the avoidance of doubt, if you return to active status, the RSUs that are unvested shall continue to vest according to the terms of this Award, and if you experience a termination of employment, the RSUs shall be subject to the terms of Sections 7(a) and (b). For purposes of this Agreement, “Disability” means that you are deemed by the Company to be disabled and eligible for benefits under the terms of the Kyndryl Long Term Disability Plan (or any successor plan or similar plan of the Company). For the avoidance of doubt, this provision is only applicable with respect to the treatment of the RSUs following a termination due to Disability and not during any continued period of employment.

d.	Dividend Equivalents

RSUs do not provide for dividends. To the extent the Company pays dividends on its Common Stock, dividend equivalents shall accrue on unvested RSUs based on the number of shares of Common Stock underlying such RSUs and such dividend equivalents shall be paid in cash promptly following the vesting of the RSUs with respect to which the dividend equivalent accrued. Dividend equivalents that accrue on RSUs that do not vest are forfeited upon the forfeiture of the RSUs with respect to which the dividend equivalent accrued.

e.	Prior IBM Service

If you were transferred to the Company in connection with the Spin-Off you will have your prior service with IBM (as reflected in the Company’s records as of the Spin-Off) counted as if it were service with the Company for purposes of determining years of service under this Award.

8.	CHANGE IN CONTROL

In the event of a Change in Control, the RSUs shall be treated in accordance with Section 15 of the Plan, except as otherwise determined by the Committee.

9.	COUNTRY/JURISDICTION SPECIFIC TERMS AND CONDITIONS
a.	Argentina

English Language Consent

You confirm that you have read and understood the terms and conditions of the Plan and this Agreement, which were provided in English. You accept and consent to the terms of the documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, being drawn up in English.

b.	Canada

Form of Settlement

Notwithstanding any discretion contained in the Plan or this Agreement, the RSUs will be settled only in shares. The RSUs do not provide any right for you to receive a cash payment in settlement of the RSUs.

Nature of Grant

Notwithstanding any provision of this Agreement to the contrary, in the event your employment is terminated (whether or not later found to be invalid or unlawful for any reason, including for breaching either applicable employment laws or your employment agreement, if any) your right to vest in the RSUs, if any, will terminate effective on the earliest of: (a) the date that your employment with the Company is terminated; and (b) the date that you receive notice of termination of your employment with the Company, regardless of any notice period, period of pay in lieu of such notice or related payments or damages provided or required to be provided under applicable employment law in the jurisdiction where you are employed or the terms of your employment agreement, if any. You will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, your right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of your minimum statutory notice period, but you will not earn or be entitled to any compensation for lost vesting. This does not affect your eligibility for continued vesting under Section 7.

The following terms and conditions apply if you reside in Quebec:

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

c.	Denmark

Non-Solicitation

The following non-solicitation clause will replace the non-solicitation provision of Section 3 for individuals with the home country of Denmark:

In consideration of this Award, you agree that during your employment with the Company, you will not directly or indirectly, solicit, for competitive business purposes, any customer of the Company. By accepting this Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

d.	France

English Language Consent

In addition to the English language provisions below, by accepting the grant of RSUs, you confirm having read and understood the Plan and this Agreement which were provided in English. You accept the terms and conditions of those documents accordingly.

e.	Hong Kong

Settlement of Vested RSUs

The following provision supplements the “Payout of Award” provision on the cover page of this Agreement:

Notwithstanding any discretion set forth in the Plan or this Agreement, the RSUs will be settled only in shares. The RSUs do not provide any right for you to receive a cash payment in settlement of the RSUs.

Any shares received by you upon settlement of the RSUs are accepted by you as a personal investment. If, for any reason, the RSUs vest and become non-forfeitable and shares are issued or transferred to you within six months after the RSU grant, you agree that you will not offer the shares to the public in Hong Kong or otherwise dispose of any such shares prior to the six month anniversary of the RSU date of grant of this Award.

f.	Mexico

Labor Law Acknowledgement and Policy Statement

By accepting this Award you acknowledge that the Company is solely responsible for the administration of the Plan. You further acknowledge that your participation in the Plan, the grant of this Award and any acquisition of shares under the Plan does not constitute an employment relationship between you and the Company because you are participating in the Plan on a wholly commercial basis. Based on the foregoing, you expressly acknowledge that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and the Company, and do not form part of the employment conditions and or benefits provided by the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.

You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend or discontinue your participation at any time without any liability to you.

Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, branches, representative offices, stockholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.

Securities

You acknowledge that the Awards, this Agreement, the Plan and all other materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Mexico. The shares acquired pursuant to the Plan have not and will not be registered in Mexico and therefore, neither the RSUs nor the shares may be offered or publicly circulated in Mexico.

g.	Portugal

English Language Consent

You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and this Agreement.

h.	Spain

Labor Law Acknowledgment

This provision supplements the acknowledgements contained in Section 2:

In accepting the grant of RSUs, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.

You understand that the Company has unilaterally, gratuitously and in its own discretion decided to grant under the Plan to certain individuals who may be employees of the Company. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company, other than as set forth in this Agreement. Consequently, you understand that this Award are granted on the assumption and condition that any shares acquired upon settlement of this Award are not a part of any employment contract (with the Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Further, you understand that this Award would not be granted to you but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to this Award shall be null and void.

i.	United Kingdom

Responsibility for Tax-Related Items

Without limitation to Section 12, you hereby agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or by Fidelity (or any other vendor of the Company with respect to the Plan or tax collection or any tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company against any Tax-Related Items that the Company is required to pay or withhold or have paid or will pay on your behalf to Fidelity (or any other vendor of the Company with respect to the Plan or tax collection or any tax authority or any other relevant authority).

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply.

j.	United States

Trade Secrets

Nothing in the Plan, prospectus, this Agreement or any prospectus affects your rights, immunities, or obligations under any federal, state, or local law, including under the Defend Trade Secrets Act of 2016 (DTSA), as described in Company policies, or prohibits you from reporting possible violations of law or regulation to a government agency, as protected by law. In accordance with the DTSA, you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret if the disclosure (i) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose trade secrets to your attorney and use the trade secret information in such court proceeding, provided that you (x) file any document containing the trade secret under seal, and (y) do not disclose the trade secret, except pursuant to court order.

You acknowledge that you have been advised by the Company to consult with counsel of your choosing concerning the contents of this Agreement.

Cancellation, Rescission, and Clawback

For the avoidance of doubt, unless otherwise required or prohibited by law, the cancellation, rescission, clawback, and recoupment provisions of the Plan will apply if you engage in (1) any Detrimental Activity prior to your employment relationship ending with the Company or (2) any Detrimental Activity (other than engaging in competitive activities after your employment relationship has ended with the Company) following the end of your employment relationship with the Company.

The cancellation, rescission and clawback and recoupment provisions of the Plan that apply if you engage in Detrimental Activity during your employment with the Company, constitute “non-competition restrictions” that may affect your ability to obtain future employment. The cancellation, rescission, clawback and recoupment provisions of the Plan that apply if you engage in Detrimental Activity during or after your employment with the Company, as well as the restrictions in Section 3, constitute “non-solicitation restrictions.” By accepting this Award, you acknowledge that this Agreement specifies valuable, mutually agreed, independent consideration (in the form of stock grants or long-term cash awards) for the non-competition and non-solicitation restrictions contained in this Agreement, and that the non-solicitation restrictions referenced in this Agreement are supported by valuable, mutually-agreed, independent consideration to which you are not otherwise entitled.

If you reside in or work from an office in Colorado, District of Columbia, or Illinois, you may consider this Agreement for up to 14 days prior to signing it. If you reside in or work from an office in Massachusetts, this Agreement will take effect no sooner than 10 business days after if it is signed by both you and the Company.

Nothing in this Section 9 is intended to supersede or modify the New York choice-of-law provision in Section 5, except with respect to the enforceability of the noncompetition and non-solicitation restrictions, and then only to the extent you work in a state with a statute that provides solely for the law of that particular state to apply, and have worked in that state in the 30 days prior to your execution of this Agreement.

10.	PAYMENT OF AWARD

The payment terms of this Award are set forth on the cover page of this Agreement and are subject to the terms and conditions of the Plan, this Agreement and applicable law.

11.	TRANSFERABILITY

You may not transfer or assign, pledge, pay to, exercise or otherwise encumber this Award, except by law, will or the laws of descent and distribution. Notwithstanding the foregoing, in no event shall this Award be transferable or assignable other than by will or by the laws of descent and distribution.

Any shares of Common Stock issued or transferred pursuant to this Award, if applicable, shall be subject to your compliance with policies as the Committee or the Company may deem advisable from time to time, including without limitation, any policies relating to certain minimum stock ownership requirements, including, but not limited to, the Company’s Stock Ownership Guidelines, if applicable. Such policies shall be binding upon the permitted respective legatees, legal representatives, successors and assignees.

12.	NOTICES

Any notice to be given under this Agreement shall be addressed to the Company in care of its Chief Human Resources Officer at:

Kyndryl Holdings, Inc.

1 Vanderbilt Avenue, 15th Floor

New York, NY 10017

USA

Attn: Chief Human Resources Officer

(or, if different, the then-current principal business address of the duly appointed Chief Human Resources Officer of the Company) and to you at the address appearing in the Company’s records for you or to either party at such other address as either party may hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

13.	TAX WITHHOLDING
a.

Regardless of any action the Company takes with respect to any and all income tax (including U.S. federal, state and local taxes or non-U.S. taxes), social insurance, payroll tax, fringe benefit, payment on account or other tax-related withholding that the Company determines is required by law (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the grant of the RSUs, the vesting of this Award, the delivery or sale of any shares or cash acquired pursuant to this Award and the issuance of any dividends, if applicable.

b.

To the extent that the grant or vesting of this Award, the delivery of shares or cash pursuant to this Award or the issuance of dividend equivalents, if applicable, results in a withholding obligation for Tax-Related Items, unless otherwise specifically approved and directed by the Committee, you authorize the Company or agent of the Company to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from your wages or other cash compensation paid to you by the Company;
ii.

withholding from proceeds of the cash payout of this Award or the sale of shares acquired upon payout of this Award either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or

iii.	withholding from the shares to be delivered upon settlement of the RSUs that number of shares having a Fair Market Value equal to the amount of the withholding.

If you are subject to taxation in more than one jurisdiction, you acknowledge that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

a.

You agree to pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may delay issuance or the delivery of the shares, cash or the proceeds of the sale of shares until such time arrangements have been made to ensure the remittance of all taxes due from you in connection with Tax-Related Items if you fail to comply with such Tax-Related Items.

b.

You hereby acknowledge that you will not be entitled to any interest or appreciation on shares sold to satisfy the tax withholding requirements (including with respect to any amounts withheld in excess of your tax liability).

c.

Regardless of any taxes that are withheld, you are solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of this Award, including any taxes and penalties under Section 409A of the Code, and the Company has no obligation to indemnify or otherwise hold you harmless from any or all of such taxes or penalties.

13.	RSUs Subject to the Plan

By entering into this Agreement, you agree and acknowledge that you have received and read a copy of the Plan. This Award is subject to the Plan. In the event of a conflict between any term or condition contained herein and a term or provision of the Plan, the applicable terms and conditions of the Plan will govern and prevail.

14.	Amendments

The rights and obligations under this Agreement and their enforceability are subject to local tax and foreign exchange laws and regulations and, in this sense, the terms and conditions herein may be amended by the sole discretion of the Committee in order to comply with any such laws and regulations and in all other manners allowed by the Plan.

15.	SIGNATURE IN COUNTERPARTS

To the extent that this Agreement is manually signed, instead of electronically accepted by you (if permitted by the Company), it may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.	ADMINISTRATION AND CONSENT

In order to manage compliance with the terms of this Agreement, shares delivered pursuant to this Agreement may, at the sole discretion of the Company, be registered in the name of the nominee for the holder of the shares or held in the custody of a custodian until otherwise determined by the Company. The form of the custody agreement and the identity of the custodian or nominee shall be as determined from time to time by the Company in its sole discretion. A holder of shares delivered pursuant to this Agreement acknowledges and agrees that the

Company may refuse to register the transfer of and enter stop transfer orders against the transfer of such shares except for transfers deemed by it in its sole discretion to be in compliance with the terms of this Agreement. The Company reserves the right to impose other requirements to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and/or regulations or to facilitate the operation and administration of this Award and the Plan. This includes the RSUs, any shares you acquire pursuant to this Award and your participation in the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements, undertakings or additional documents that may be necessary to accomplish the foregoing. You agree to take such other actions as may be deemed reasonably necessary or desirable by the Company to effectuate the provisions of this Agreement, as in effect from time to time. As a holder of shares delivered pursuant to this Agreement or any prior agreement between you and the Company, you acknowledge and agree that the Company may impose a legend on any document relating to shares issued or issuable pursuant to this Agreement conspicuously referencing the restrictions applicable to such shares, and may instruct the administrator of any brokerage account into which shares have been initially deposited to freeze or otherwise prevent the disposition of such shares.

17.	ENGLISH LANGUAGE

If you are a resident in a country where English is not an official language, you acknowledge and agree that it is your express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the grant of RSUs, be drawn up in English. You acknowledge, that if you have received this Agreement, the Plan or any other document related to this Award translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

18.	SECTION 409A – DISABILITY; DEFERRAL ELECTIONS

This Award is intended to be compliant with or exempt from Section 409A of the Code and shall be interpreted in such manner and, to the extent you are subject to income taxation by or in the United States, is subject in all respects to the Plan provisions with respect to Section 409A of the Code and the following:

a.

All payments or settlements under this Award that are said to be made promptly following a date shall be made as soon as practicable following such date, but in all events no later than 2 ½ months following the year in which the applicable portion of this Award vests, and will equal the payment with respect to the vested portion of this Award.

b.

In the event that it is reasonably determined by the Company that, as a result of Section 409A of the Code, payments or delivery of the shares underlying the RSUs may not be made at the time contemplated by the terms of this Award or subject to any applicable deferral, as the case may be, without causing you to be subject to taxation under Section 409A of the Code, the Company may unilaterally amend this Agreement to cause the payments to be made at a time that would not cause you to be subject to taxation under Section 409A of the Code.

c.

If you are a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), payments and deliveries of shares or cash in respect of any portion of this Award that is subject to Section 409A of the Code and with respect to which payment is linked to the date of your “separation from service” (as defined under Section 409A of the Code) shall not be made prior to the date which is six months after the date of your separation from service from the Company, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder, or if earlier, your death.

19.	REPATRIATION; COMPLIANCE WITH LAW

If you are resident or employed outside the United States, you agree to repatriate all payments attributable to the shares and cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in your country of residence (and country of employment, if different). In addition, you agree to take any and all actions, and consents to any and all actions taken by the Company, as may be required to allow the Company to comply with local laws, rules and/or regulations in your country of residence (and country of employment, if different). Further, you agree to take any and all actions as may be required to comply with your personal obligations under local laws, rules and regulations in your country of residence (and country of employment, if different).

20.	INSIDER TRADING / MARKET ABUSE LAWS

By participating in the Plan, you agree to comply with the Company’s Insider Trading Policy (Securities Trading Policy). You further acknowledge that you may be subject to local insider trading and market abuse laws and regulations that are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. You acknowledge that it is your personal responsibility to comply with any applicable restrictions, and that you should consult your personal advisor on this matter.

21.	WAIVER

No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

22.	ENTIRE AGREEMENT

This Agreement, including the Terms and Conditions of Your Award set forth herein, together with the Plan, under which this Award is granted and which is incorporated herein by reference, constitute the entire agreement between you and the Company with respect to this Award and supersedes all prior oral and written agreement between you and the Company pertaining to such matters.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant set forth in this Agreement.

KYNDRYL HOLDINGS, INC.

By:

Mark Paulek
Chief Human Resources Officer

[IF NOT ELECTRONICALLY ACCEPTED]

PARTICIPANT

Signature

Print Name

Date

Employee ID

Kyndryl Holdings, Inc.

Restricted Stock Units Equity Award Agreement

Confidential

Plan	Amended and Restated Kyndryl 2021 Long-Term Performance Plan (the “Plan”)
Award Type	Restricted Stock Units
Purpose

The purpose of this Award is to reward and retain your services. You recognize that this Award represents a potentially significant benefit to you and is awarded for the purpose stated here.

Capitalized terms not specifically defined in this Equity Award Agreement (this “Agreement”) have the meanings given to them in the Plan.

Awarded to Employee ID Home Country	[Participant Name]
Award Agreement

This Agreement, including the Terms and Conditions of Your Award attached hereto that form part of this Agreement, together with the Plan, under which this award of RSUs (this “Award”) is granted and which is incorporated herein by reference, constitute the entire agreement between you and Kyndryl Holdings, Inc. (“Kyndryl”) and its subsidiaries (including subsidiaries of subsidiaries and partnerships and other business ventures in which Kyndryl has a controlling equity interest) (together, the “Company”) with respect to this Award. You acknowledge and agree the Plan is available on Fidelity.

Grant	Date [Grant Date] Grant Price [Grant Date FMV] Number of Units Granted [Number Awards Granted]
Vesting	This Award vests as set forth below, subject to your continued employment with the Company through the applicable Vesting Date(s) and the terms and conditions of this Agreement.
	Date	Units
	[VestDate_1]	[VestQty_1]
	[VestDate_2]	[VestQty_2]
	[VestDate_3]	[VestQty_3]
	[VestDate_4]	[VestQty_4]

Payout of Award

Subject to the terms and conditions of the Plan and this Agreement and applicable law, promptly following each Vesting Date indicated above, the Company shall either (1) deliver to you a number of shares of Common Stock equal to the number of the RSUs vesting on such Vesting Date or (2) make a cash payment to you equal to the Fair Market Value on the Vesting Date multiplied by the number of earned and vested RSUs with respect to such Date of Payout, in each case net of applicable tax withholding. Payment in shares is not applicable in countries in which the Company has determined that this Award will be deemed to be paid in cash, in which case, payment will only be made in cash as described in the immediately preceding sentence.

Accept Your Award

This Award is considered valid when you accept it. By accepting this Award, you acknowledge having received and read this Agreement and the Plan and you agree that this Award is subject in all respects to, the terms of the Plan and this Agreement (including those provisions relating to cancellation, rescission, clawback and recoupment of awards, jurisdiction and/or local laws and governing law) and you agree not to hedge the economic risk of this Award or any previously-granted outstanding awards from Kyndryl, which includes entering into any

1
Kyndryl Confidential

derivative transaction on Kyndryl securities (e.g., any short sale, put, swap, forward, option, collar, etc.). This Award may be cancelled unless you accept within 90 days of receipt.

2
Kyndryl Confidential

Kyndryl Holdings, Inc.

Restricted Stock Units Equity Award Agreement

Terms and Conditions of Your Award

Pursuant to the Plan, Kyndryl has granted you this Award described in this Agreement on the terms and conditions set forth herein (including the cover page hereto). This Award is also subject to the terms and conditions of the governing Plan document.

As an Award recipient, you can see a personalized summary of all your outstanding equity awards at Kyndryl’s Fidelity NetBenefits website. This site contains other information about long-term incentive awards, including copies of the prospectus, and the governing Plan document. If you have additional questions and you are based in the U.S., you can contact Fidelity at 800-544-9354, from 5:00 p.m. Sunday through 12:00 a.m. Friday Eastern time. Outside of the U.S. you can use the Fidelity Guide to choose the local Fidelity number for your country.

1.	DEFINITION OF TERMS

Capitalized terms not specifically defined in this Agreement have the meanings given to them in the Plan (as incorporated herein by reference solely for purposes of this Agreement).

2.	NATURE OF GRANT

In accepting the grant, you acknowledge, understand and agree to all of the following:

a.

the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company in accordance with its terms for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law;

b.	you are voluntarily participating in the Plan;

c.

the grant of this Award is voluntary and a one-time benefit and does not create any contractual or other right to receive future grants (whether on the same or different terms), or benefits in lieu of Awards, even if an Award has been granted in the past;

d.

all decisions with respect to future grants, if any, will be at the discretion of the Committee, including, but not limited to, the form and timing of the grant, the number of units subject to the grant, and the vesting provisions applicable to the grant;

e.

the grant and your participation in the Plan shall not create a right to employment or be interpreted as forming an employment or services contract with the Company and shall not interfere with the ability of the Company to terminate your employment or service relationship;

f.	shares (or cash) will be issued to you only if the vesting conditions are met and any necessary services are rendered by you over the vesting period;

g.	the RSUs and any shares (or cash) delivered in respect of the RSUs are not intended to replace any pension rights or compensation, if applicable;

h.

the RSUs and any shares subject to the RSUs, and the income and value thereof, are an extraordinary item of compensation outside the scope of your employment or services (and employment or services contract, if any) and is not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

3
Kyndryl Confidential

i.	the future value of the shares underlying the RSUs is unknown, indeterminable and cannot be predicted with certainty;

j.	no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from your ceasing to be employed or otherwise providing services to the Company;

k.

unless otherwise provided herein, in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any similar benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and

l.

if you reside or are employed outside of the United States, you acknowledge and agree that the Company shall not be liable for any exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any shares acquired upon settlement.

3.	NON-SOLICITATION

a.

In consideration of this Award, you agree that during your employment with the Company and for two years following the termination of your employment for any reason, you will not directly or indirectly, or in any capacity on your behalf or on behalf of any other individual, firm, association, partnership, corporation, or other business entity, (i) hire, solicit, or make an offer to or (ii) attempt to or participate or assist in any effort to hire, solicit, or make an offer to any Restricted Employee to be employed or to perform services outside of the Company. For the purposes of this Paragraph, a “Restricted Employee” is any person that you were directly or indirectly involved with, or exposed to confidential information about, as part of your job responsibilities during the last 12-months of your employment with the Company (x) who is an employee of the Company at the time of any conduct by you referenced in the preceding sentence, or (y) who was an employee of the Company at any time in the 12 month period immediately preceding any conduct by you referenced in the preceding sentence.

b.

You also agree that during your employment with the Company and for two years following the termination of your employment for any reason, you will not directly or indirectly, or in any capacity on your behalf or on behalf of any other individual, firm, association, partnership, corporation, or other business entity (i) solicit, for business purposes, any Restricted Customer; (ii) induce or attempt to induce any Restricted Customer to reduce, eliminate, or terminate its business with the Company; or (iii) divert or attempt to divert any business from a Restricted Customer to any entity that engages in, or owns or controls an interest in any entity that engages in, competition with any business unit or division of the Company in which you worked at any time during the three-year period prior to the termination of your employment with the Company. For the purposes of this Paragraph, “Restricted Customer” means any actual or prospective customer of the Company that you were directly or indirectly involved with, or exposed to confidential information about, as part of your job responsibilities during the last 12 months of your employment with the Company. The term “Restricted Customer” shall not include any customer with whom you had a pre-existing relationship prior to becoming employed by the Company.

c.

By accepting this Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

The above non-solicitation provisions do not apply to you if your home country is in Latin America, specifically: Argentina, Bolivia, Brazil, Chile, Columbia, Costa Rica, Ecuador, Mexico, Paraguay, Peru, Uruguay, and Venezuela, or where explicitly stated otherwise in this Agreement.

4.	CANCELLATION AND RESCISSION OF AWARDS/CLAWBACK

4
Kyndryl Confidential

a.

You understand that the Company may cancel, modify, rescind, suspend, clawback, recoup, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan and all applicable laws, including, but not limited to Section 10D of the Exchange Act, as amended and any rules promulgated thereunder and any other regulatory regimes.  Further, all Awards granted under the Plan are subject to all clawback policies that the Company maintains, adopts or is required to adopt pursuant to listing standards of any national securities exchange or association on which the Company’s securities are listed or any applicable law. You acknowledge and agree to abide by the terms of the Company’s Financial Restatement Clawback Policy and the Company’s Clawback Policy, as each is in effect from time to time, and all other clawback policies of the Company, including, without limitation, by returning any Erroneously Awarded Compensation (as defined in the Financial Restatement Policy) to the Company to the extent required by, and in a manner consistent with, the Financial Restatement Policy, regardless of whether you received such Erroneously Awarded Compensation under the Plan or any other plan of the Company or any of its affiliates.

b.

All determinations regarding enforcement, waiver or modification of the cancellation, rescission, clawback, recoupment and other provisions of the Plan and this Agreement (including the provisions relating to termination of employment, death and Disability) shall be made in the Committee’s sole discretion. Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

c.

You agree that the provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture of this Award is the penalty for violation. Engaging in Detrimental Activity during employment or after your employment relationship has ended may result in cancellation, rescission, clawback or recoupment of this Award and all other awards granted to you under the Plan; provided, however, that the cancellation, rescission, clawback or recoupment due to Detrimental Activity solely as it relates to rendering competitive services after your employment relationship shall only be applicable to services rendered within one year following the termination of your employment.

d.

The cancellation, rescission and clawback provisions of the Plan may be triggered by your acceptance of an offer to Engage in or Associate with any business which is or becomes competitive with the Company, or your engagement in competitive activities for two years after your employment relationship with the Company has ended if: (i) on or prior to the date of grant stated in this Agreement you have entered into a Noncompetition Agreement with the Company or an affiliate (including, for this purpose, with IBM or an IBM affiliate prior to the Spin-Off), as applicable; or (ii) the Award is a Retention Restricted Stock Unit Award. Notwithstanding the above, the cancellation, rescission and clawback provisions of the Plan will apply to all Awards if during your employment with the Company you engage in any Detrimental Activity, including competitive activities, described in Section 13(a) of the Plan. However, the clawback period in this Section 4 shall not apply to Section 13(a)(i) of the Plan. For purposes of Section 13(a)(i) of the Plan, the Company may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award during your employment or during the twenty-four (24) month period following your Termination of Employment.

e.

For the avoidance of doubt: (a) all other cancellation, rescission and clawback provisions of the Plan will apply to all Awards if after your employment relationship has ended with the Company but during the clawback period you engage in any Detrimental Activity described in Section 13(a) (excluding Section 13(a)(i)) of the Plan; and (b) the cancellation, rescission and clawback provisions of the Plan will apply to all Awards if during your employment with the Company you engage in any Detrimental Activity, including competitive activities, described in Section 13(a) of the Plan.

5.	GOVERNING LAW, EXPENSES AND ADMINISTRATION

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules. Any dispute arising under or relating to the Plan and each Award Agreement shall be resolved by final and binding arbitration administered by JAMS in New York, New York pursuant to its applicable rules and governed by the Federal Arbitration Act (FAA). You consent to the jurisdiction of the state and federal courts located in New York County or Westchester County, New York for purposes of enforcing any such

5
Kyndryl Confidential

arbitration award and irrevocably waive any objection to the venue of any such proceeding, including any objection that such proceeding has been brought in an inconvenient forum.

If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company brings an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collection, including reasonable attorneys’ fees and arbitration fees.

If the vendor engaged to administer the Plan changes, you consent to moving all of the shares or RSUs you have received under the Plan that is in an account with such vendor (including unvested and previously vested shares or RSUs), to the new vendor engaged to administer the Plan. Such consent will remain in effect unless and until revoked in writing by you.

6.	DATA PRIVACY, ELECTRONIC DELIVERY, ELECTRONIC SIGNATURE

By accepting this Award, you agree that data, including your personal data, necessary to administer this Award may be exchanged among the Company as necessary, and with any vendor engaged by the Company to administer this Award, subject to and for the purposes of implementing this Agreement; you also consent to receiving information and materials in connection with this Award or any subsequent awards under Kyndryl’s long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by vendor Website access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you.

a.

By participating in the Plan or accepting any rights granted under it, you consent to and authorize the collection, processing and transfer by the Company of personal data relating to you by the Company for the purposes of fulfilling its obligations and exercising its rights under the Plan, statements and communications relating to the Plan and generally administering and managing the Plan, including keeping records of analysis of and reporting on participation levels and other information about the Plan from time to time. Any such processing shall be in accordance with the purposes and provisions of this data privacy provision. Such consent will remain in effect unless and until revoked in writing by you.

This includes the following categories of data (“Data”):

i.	Data already held in the Company’s records for you such as your name and address, employee number, payroll number (if applicable), service dates and whether you work full-time or part-time;
ii.	Data collected upon you accepting the rights granted under the Plan (if applicable); and
iii.

Data subsequently collected by the Company in relation to your continued participation in the Plan, for example, data about shares offered or received, purchased or sold under the Plan from time to time and other appropriate financial and other data about you and your participation in the Plan (e.g., the date on which shares were granted, your Termination of Employment and the reasons of Termination of Employment or retirement).

b.

You expressly consent to the transfer of personal data about you as described in paragraph (a) above by the Company. Data may be transferred not only within the country in which you are based from time to time or within the EU or the European Economic Area (“EEA”), but also worldwide, to other employees and officers of the Company and to the following third parties for the purposes described in paragraph (a) above:

i.	Plan administrators, auditors, brokers, suppliers, agents and contractors of, and third party service providers, vendor Website Access and/or facsimile to, the Company;

6
Kyndryl Confidential

ii.	Regulators, tax authorities, stock or security exchanges and other supervisory, regulatory, governmental or public bodies as required by law or otherwise deemed necessary by the Company;
iii.	Other third parties to whom the Company may need to communicate/transfer the data in connection with the administration of the Plan, under a duty of confidentiality to the Company;
iv.	Your family members, heirs, legatees and others associated with you in connection with the Plan; and
v.	Any vendor engaged by the Company to administer this Award.

The Company has internal policies to ensure an equivalent level of protection is in place across the Company’s worldwide organization.

You have the right to be informed whether the Company holds personal data about you and, to the extent the Company does so, to have access to those personal data at no charge and require the Company to correct the data if it is inaccurate and to request the erasure, request the restriction of processing or object to the processing and withdraw your consent. You are entitled to all the other rights provided by application data privacy law, including those detailed in any applicable documentation or guidelines provided to you by the Company in the past. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan (and may result in the forfeiture of unvested Awards).

You agree that data, including your personal data, necessary to administer this Award may be exchanged among the Company as necessary (including transferring such data out of the country of origin both in and out of the EEA), and with any vendor engaged by the Company to administer this Award.

7.	Termination of Employment including Death, Disability and Leave of Absence
A.	Termination of Employment and Continued Vesting

In the event you experience a termination of employment (other than on the account of death or Disability), all the RSUs that are unvested as of the date of your termination of employment, and any relating rights thereto, under this Award shall be canceled and forfeited, with no further amount payable thereunder.

However, under the Executive Severance Plan and Executive Retirement Policy, if your employment terminates (other than for Cause) you may be eligible for continued RSU vesting (excludes RRSU) upon your retirement from the Company. You must also meet the following retirement conditions: (i) you have attained age 55; (ii) you have completed 10 years of service with the Company (including, for this purpose, service with IBM for individuals whose employment was transferred from IBM to the Company in connection with the Spin-Off); (iii) you have completed at least one year of active service with the Company measured from the RSU date of grant (as set forth in this Agreement) unless the Board approves an earlier separation; (iv) you have provided at least six months’ written notice of your retirement to the Vice President of HR for your business unit (which period may be waived or shortened if acknowledged in writing by a person authorized by the Company for this purpose); (v) you do not voluntarily terminate employment prior to the retirement date agreed upon with the Company; (vi) your employment is not terminated for Cause; (vii) you sign and do not revoke a retirement agreement and general release that will include, among other things, a release of any and all claims that you may have against the Company, and any of its employees, directors, or agents; confidentiality and trade secret commitments; and (viii) you comply with all restrictive covenants, including non-solicitation and non-competition, to which you are bound.

7
Kyndryl Confidential

Please be advised that if you are subject to US tax withholding and opt for continued vesting of your RSUs post-retirement, you will need to remit payment to Kyndryl for the full amount of the applicable Social Security, Disability, and Medicare (FICA) taxes paid by Kyndryl on your behalf to the US Internal Revenue Service for all future RSU vests. A FICA repayment letter will be sent to you shortly after your retirement.

B.	Death or Disability

In the event you experience a termination of employment due to death or Disability, all the RSUs that are unvested as of the date of your termination of employment shall vest immediately upon your termination of employment and the Vesting Date shall be the date of your termination of employment. For the avoidance of doubt, this provision is only applicable with respect to the treatment of the RSUs following a termination due to Disability and not during any continued period of employment.

C.	Leave of Absence

In the event of a management approved leave of absence, any unvested RSUs shall continue to vest as if you were an active employee of the Company, subject to the terms of this Agreement.

D.	Dividend Equivalents

Prior to the distribution of shares with respect to RSUs pursuant to this Agreement, you shall not have ownership or rights of ownership of any shares underlying the RSUs; provided, however, you shall accrue cash dividend equivalents with respect to the RSUs subject to this Award, whether vested or unvested, if cash dividends on the Common Stock are paid to stockholders of the Company on or after the RSU grant date and prior to the date on which the RSUs are settled. Specifically, when cash dividends are paid with respect to a share of outstanding Common Stock, an amount of cash per RSU equal to the cash dividend paid with respect to a share of outstanding Common Stock will be accrued with respect to each RSU. Dividend equivalents will be subject to the same vesting conditions and payment terms set forth herein as the shares to which they relate, but will be paid in cash to the extent the underlying RSUs vest. The dividend equivalents shall be treated as earnings on, and as a separate amount from, the RSUs for purposes of Section 409A of the Code.

E.	Prior IBM Service

If you were transferred to the Company in connection with the Spin-Off you will have your prior service with IBM (as reflected in the Company’s records as of the Spin-Off) counted as if it were service with the Company for purposes of determining years of service under your Award.

8.	COUNTRY/JURISDICTION SPECIFIC TERMS AND CONDITIONS

A.	Argentina

English Language Consent

You confirm that you have read and understood the terms and conditions of the Plan and this Agreement, which were provided in English. You accept and consent to the terms of the documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, being drawn up in English.

B.	Canada

Form of Settlement

Notwithstanding any discretion contained in the Plan or this Agreement, the RSUs will be settled only in shares. The RSUs do not provide any right for you to receive a cash payment in settlement of the RSUs.

8
Kyndryl Confidential

Nature of Grant

Notwithstanding any provision of this Agreement to the contrary, in the event your employment is terminated (whether or not later found to be invalid or unlawful for any reason, including for breaching either applicable employment laws or your employment agreement, if any) your right to vest in the RSUs under the Plan, if any, will terminate effective on the earliest of: (a) the date that your employment with the Company is terminated; and (b) the date that you receive notice of termination of your employment with the Company, regardless of any notice period, period of pay in lieu of such notice or related payments or damages provided or required to be provided under applicable employment law in the jurisdiction where you are employed or the terms of your employment agreement, if any. You will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, your right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of your minimum statutory notice period, but you will not earn or be entitled to any compensation for lost vesting. This does not affect your eligibility for continued vesting under Section 7.

The following terms and conditions apply if you reside in Quebec:

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

C.	Denmark

Non-Solicitation

The following non-solicitation clause will replace the above non-solicitation provision for individuals with the home country of Denmark:

In consideration of your Award, you agree that during your employment with the Company, you will not directly or indirectly, solicit, for competitive business purposes, any customer of the Company. By accepting your Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

D.	France

English Language Consent

In addition to the English language provisions below, by accepting the grant of RSUs, you confirm having read and understood the Plan and this Agreement which were provided in English. You accept the terms and conditions of those documents accordingly.

E.	Hong Kong

Settlement of Vested RSUs

The following provision supplements the “Payout of Award” provision on the cover page of this Agreement:

Notwithstanding any discretion set forth in the Plan or this Agreement, the RSUs will be settled only in shares. The RSUs do not provide any right for you to receive a cash payment in settlement of the RSUs.

Any shares received by you upon settlement of the RSUs are accepted by you as a personal investment. If, for any reason, the RSUs vest and become non-forfeitable and shares are issued or transferred to you within six (6) months

9
Kyndryl Confidential

after the RSU grant, you agree that you will not offer the shares to the public in Hong Kong or otherwise dispose of any such shares prior to the six (6) month anniversary of the RSU date of grant.

F.	Mexico

Labor Law Acknowledgement and Policy Statement

By accepting this Award, you acknowledge that the Company, is solely responsible for the administration of the Plan. You further acknowledge that your participation in the Plan, the grant of RSUs and any acquisition of shares under the Plan does not constitute an employment relationship between you and the Company because you are participating in the Plan on a wholly commercial basis. Based on the foregoing, you expressly acknowledge that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and the Company, and do not form part of the employment conditions and or benefits provided by the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.

You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.

Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.

Securities

You acknowledge that this Award, this Agreement, the Plan and all other materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Mexico. The shares acquired pursuant to the Plan have not and will not be registered in Mexico and therefore, neither the RSUs nor the shares may be offered or publicly circulated in Mexico.

G.	Portugal

English Language Consent

You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and this Agreement.

H.	Spain

Labor Law Acknowledgment

This provision supplements the acknowledgements contained in Section 2 (Nature of Grant) of this Agreement:

In accepting the grant of RSUs, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.

You understand that the Company has unilaterally, gratuitously and in its own discretion decided to grant under the Plan to certain individuals who may be employees of the Company. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company, other than as set forth in this Agreement. Consequently, you understand that this Award are granted on the assumption and condition that any shares acquired upon settlement of this Award are not a part of any employment contract (with the Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Further, you understand that this Award would not be granted to you but for the assumptions

10
Kyndryl Confidential

and conditions referred to above; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to this Award shall be null and void.

I.	United Kingdom

Responsibility for Tax-Related Items

Without limitation to Section 12 of this Agreement, you hereby agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or by Fidelity (or any other tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on your behalf to Fidelity (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Securities Exchange Act of 1934), the terms of the immediately foregoing provision will not apply.

J.	United States

Trade Secrets

Nothing in the Plan, prospectus, or this Agreement affects your rights, immunities, or obligations under any federal, state, or local law, including under the Defend Trade Secrets Act of 2016 (DTSA), as described in Company policies, or prohibits you from reporting possible violations of law or regulation to a government agency, as protected by law. In accordance with the DTSA, you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret if the disclosure (i) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose trade secrets to your attorney and use the trade secret information in such court proceeding, provided that you (i) file any document containing the trade secret under seal, and (ii) do not disclose the trade secret, except pursuant to court order.

You acknowledge that you have been advised by the Company to consult with counsel of your choosing concerning the contents of this Agreement.

Cancellation, Rescission, and Clawback

For the avoidance of doubt, unless otherwise required or prohibited by law, the cancellation, rescission, clawback, and recoupment provisions of the Plan will apply if you engage in (1) any Detrimental Activity prior to your employment relationship ending with the Company or (2) any Detrimental Activity (other than engaging in competitive activities after your employment relationship has ended with the Company) following the end of your employment relationship with the Company.

The cancellation, rescission and clawback provisions of the Plan that apply if you engage in Detrimental Activity during your employment with the Company, constitute “non-competition restrictions”. The cancellation, rescission and clawback provisions of the Plan that apply if you engage in Detrimental Activity during or after your employment with the Company, as well as the restrictions in Section 3 of this Agreement, constitute “non-solicitation restrictions.” By accepting this Award, you acknowledge that this Agreement specifies valuable, mutually agreed, independent consideration (in the form of stock grants and/or long-term cash Awards) for the non-competition and non-solicitation restrictions contained in this Agreement, and that the non-solicitation restrictions referenced in this Agreement are supported by valuable, mutually-agreed, independent consideration to which you are not otherwise entitled.

11
Kyndryl Confidential

If you reside in or work from an office in Colorado, District of Columbia, or Illinois, you may consider this Agreement for up to 14 days prior to signing it. If you reside in or work from an office in Massachusetts, this Agreement will take effect no sooner than 10 business days after if it is signed by both you and the Company.

Nothing in this Section is intended to supersede or modify the New York choice-of-law provision in Section 5 of this Agreement, except with respect to the enforceability of the noncompetition and non-solicitation restrictions, and then only to the extent you work in a state with a statute that provides solely for the law of that particular state to apply, and have worked in that state in the 30 days prior to your execution of this Agreement.

9.	PAYMENT OF AWARD

The payment terms of this Award are set forth on the cover page of this Agreement and are subject to the terms and conditions of the Plan and this Agreement and applicable law.

10.	TRANSFERABILITY

You may not transfer or assign, pledge, pay to, exercise or otherwise encumber this Award, except by law, will or the laws of descent and distribution. Notwithstanding the foregoing, in no event shall this Award be transferable or assignable other than by will or by the laws of descent and distribution.

Any shares of Common Stock issued or transferred pursuant to this Award, if applicable, shall be subject to your compliance with policies as the Committee or the Company may deem advisable from time to time, including without limitation, any policies relating to certain minimum stock ownership requirements, including, but not limited to, the Company’s Stock Ownership Guidelines, if applicable. Such policies shall be binding upon the permitted respective legatees, legal representatives, successors and assignees.

11.	NOTICES

Any notice to be given under this Agreement shall be addressed to the Company in care of its Chief Human Resources Officer at:

Kyndryl Holdings, Inc.

1 Vanderbilt Avenue, 15th Floor

New York, NY 10017

USA

Attn:   Chief Human Resources Officer

(or, if different, the then-current principal business address of the duly appointed Chief Human Resources Officer of the Company) and to you at the address appearing in the Company’s records for you or to either party at such other address as either party may hereinafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12.	TAX WITHHOLDING

a.

Regardless of any action the Company takes with respect to any and all income tax (including U.S. federal, state and local taxes or non-U.S. taxes), social insurance, payroll tax, fringe benefit, payment on account or other tax-related withholding that the Company determines is required by law (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the grant of this Award, the vesting of this Award, the delivery or sale of any shares or cash acquired pursuant to this Award and the issuance of any dividends, if applicable.

b.

To the extent that the grant or vesting of this Award, the delivery of shares or cash pursuant to this Award or the issuance of dividends, if applicable, results in a withholding obligation for Tax-Related Items, unless otherwise specifically approved and directed by the Committee, you authorize the Company or agent of the

12
Kyndryl Confidential

Company to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from your wages or other cash compensation paid to you by the Company;
ii.

withholding from proceeds of the cash payout of this Award or the sale of shares acquired upon payout of this Award either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or

iii.	withholding from the shares to be delivered upon settlement of the RSUs that number of shares having a Fair Market Value equal to the amount of the withholding.

If you are subject to taxation in more than one jurisdiction, you acknowledge that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

c.

You agree to pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may delay issue or deliver the shares, cash or the proceeds of the sale of shares until such time arrangements have been made to ensure the remittance of all taxes due from you in connection with Tax-Related Items if you fail to comply with such Tax-Related Items.

d.

You hereby acknowledge that you will not be entitled to any interest or appreciation on shares sold to satisfy the tax withholding requirements (including with respect to any amounts withheld in excess of your tax liability).

e.

Regardless of any taxes that are withheld, you are solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of this Award, including any taxes and penalties under Section 409A of the Code, and the Company has no obligation to indemnify or otherwise hold you harmless from any or all of such taxes or penalties.

13.	RSUs Subject to the Plan

By entering into this Agreement, you agree and acknowledge that you have received and read a copy of the Plan. All Awards are subject to the Plan. In the event of a conflict between any term or condition contained herein and a term or provision of the Plan, the applicable terms and conditions of the Plan will govern and prevail.

14.	Amendments

The rights and obligations under this Agreement and their enforceability are subject to local tax and foreign exchange laws and regulations and, in this sense, the terms and conditions herein may be amended by the sole discretion of the Committee in order to comply with any such laws and regulations and in all other manners allowed by the Plan.

15.	SIGNATURE IN COUNTERPARTS

To the extent that this Agreement is manually signed, instead of electronically accepted by you (if permitted by the Company), it may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.	ADMINISTRATION AND CONSENT

In order to manage compliance with the terms of this Agreement, shares delivered pursuant to this Agreement may, at the sole discretion of the Company, be registered in the name of the nominee for the holder of the shares

13
Kyndryl Confidential

and/or held in the custody of a custodian until otherwise determined by the Company. The form of the custody agreement and the identity of the custodian and/or nominee shall be as determined from time to time by the Company in its sole discretion. A holder of shares delivered pursuant to this Agreement acknowledges and agrees that the Company may refuse to register the transfer of and enter stop transfer orders against the transfer of such shares except for transfers deemed by it in its sole discretion to be in compliance with the terms of this Agreement. The Company reserves the right to impose other requirements to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and/or regulations or to facilitate the operation and administration of the RSUs and the Plan. This includes the RSUs, any shares you acquire pursuant to the RSUs and your participation in the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements, undertakings or additional documents that may be necessary to accomplish the foregoing. You agree to take such other actions as may be deemed reasonably necessary or desirable by the Company to effectuate the provisions of this Agreement, as in effect from time to time. As a holder of shares delivered pursuant to this Agreement or any prior agreement between you and the Company, you acknowledge and agree that the Company may impose a legend on any document relating to shares issued or issuable pursuant to this Agreement conspicuously referencing the restrictions applicable to such shares, and may instruct the administrator of any brokerage account into which shares have been initially deposited to freeze or otherwise prevent the disposition of such shares.

17.	ENGLISH LANGUAGE

If you are a resident in a country where English is not an official language, you acknowledge and agree that it is your express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the grant of RSUs, be drawn up in English. You acknowledge, that if you have received this Agreement, the Plan or any other document related to the RSUs translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

18.	SECTION 409A – DISABILITY; DEFERRAL ELECTIONS

This Award is intended to be compliant with or exempt from Section 409A of the Code and shall be interpreted in such manner and, to the extent you are subject to income taxation by or in the United States, is subject in all respects to the Plan provisions with respect to Section 409A of the Code and the following:

a.

All payments or settlements under this Award that are said to be made promptly following a date shall be made as soon as practicable following such date, but in all events no later than 2 1/2 months following the year in which the applicable portion of this Award vests, and will equal the payment with respect to the vested portion of this Award.

b.

In the event that it is reasonably determined by the Company that, as a result of Section 409A of the Code, payments or delivery of the shares underlying the RSUs may not be made at the time contemplated by the terms of this Award or subject to any applicable deferral, as the case may be, without causing you to be subject to taxation under Section 409A of the Code, the Company may unilaterally amend this Agreement to cause the payments to be made at a time that would not cause you to be subject to taxation under Section 409A of the Code.

c.

If you are a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), payments and deliveries of shares in respect of any portion of this Award that is subject to Section 409A of the Code and with respect to which payment is linked to the date of your “separation from service” (as defined under Section 409A of the Code) shall not be made prior to the date which is six months after the date of your separation from service from the Company, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder.

19.	REPATRIATION; COMPLIANCE WITH LAW

If you are resident or employed outside the United States, you agree to repatriate all payments attributable to the shares and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in

14
Kyndryl Confidential

your country of residence (and country of employment, if different). In addition, you agree to take any and all actions, and consents to any and all actions taken by the Company, as may be required to allow the Company to comply with local laws, rules and/or regulations in your country of residence (and country of employment, if different). Further, you agree to take any and all actions as may be required to comply with your personal obligations under local laws, rules and/or regulations in your country of residence (and country of employment, if different).

20.	INSIDER TRADING / MARKET ABUSE LAWS

By participating in the Plan, you agree to comply with the Company’s Insider Trading Policy (Securities Trading Policy). You further acknowledge that you may be subject to local insider trading and/or market abuse laws and regulations that are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. You acknowledge that it is your personal responsibility to comply with any applicable restrictions, and that you should consult your personal advisor on this matter.

21.	WAIVER

No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

22.	ENTIRE AGREEMENT

This Agreement, including the Terms and Conditions of Your Award set forth herein, together with the Plan, under which this Award is granted and which is incorporated herein by reference, constitute the entire agreement between you and the Company with respect to this Award and supersedes all prior oral and written agreement between you and the Company pertaining to such matters. You acknowledge and agree that this Agreement, including the Plan, and all prior RSUs or other equity grant agreements between the Company, on the one hand, and you, on the other, are separate from, and shall not be modified or superseded in any way by any other agreements, including employment agreements, entered into between you and the Company.

15
Kyndryl Confidential

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant set forth in this Agreement.

KYNDRYL HOLDINGS, INC.

By:

Mark Paulek
Chief Human Resources Officer

[IF NOT ELECTRONICALLY ACCEPTED]

PARTICIPANT

Signature

Print Name

Date

Employee ID

16
Kyndryl Confidential